MAINSTAY VP FUNDS TRUST

MainStay VP Eagle Small Cap Growth Portfolio

(the “Portfolio”)

Supplement dated March 19, 2020 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2019, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

At meetings held on March 17-18, 2020, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) terminating Eagle Asset Management, Inc. (“Eagle”) as the Portfolio’s subadvisor; (ii) appointing Segall Bryant & Hamill, LLC (“SBH”) and Brown Advisory LLC (“Brown Advisory”) as the Portfolio’s subadvisors, and the related subadvisory agreements; (iii) changing the Portfolio’s name; (iv) modifying the Portfolio’s principal investment strategies, investment process and principal risks and (v) filing of the related information statement.

On or about May 1, 2020, shareholders of the Portfolio will receive an information statement containing further information regarding the subadvisor change.

As a result, effective on or about May 1, 2020, the following changes will be made to the Summary Prospectus and Prospectus:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Small Cap Growth Portfolio.

2.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Portfolio’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio's investment (approximately $ 8.346 billion as of January 31, 2020). The Portfolio may invest in securities of U.S. and foreign companies, including emerging markets companies.

The Portfolio has two Subadvisors, Segall Bryant & Hamill, LLC (“SBH”) and Brown Advisory LLC (“Brown Advisory”). New York Life Investment Management LLC, the Portfolio’s Manager, believes the Subadvisors’ investment processes and styles are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

SBH’s Investment Strategy and Process:

SBH implements its investment strategy primarily through independent “bottom-up” fundamental research. SBH seeks to construct a portfolio designed to generate risk-adjusted excess return relative to the Portfolio’s benchmark, primarily through stock selection. SBH uses a proprietary discounted cash flow (“DCF”) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes: (i) to understand what assumptions are implied in a stock’s current price; and (ii) to generate an expected value for each stock, based on the team’s internally generated forecasts. SBH typically maintains exposure to most sectors within the Russell 2000® Growth Index; however, with an active management process, there will be variances in sector exposure relative to the Russell 2000® Growth Index. SBH typically invests only in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., American Depositary Receipts (“ADRs”)). SBH may sell a security when conditions have changed and it believes a company’s prospects are no longer attractive, the security’s price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

Brown Advisory’s Investment Strategy and Process:

Under normal conditions, Brown Advisory seeks to achieve the Portfolio’s investment objective by investing in equity securities of small capitalization domestic companies. Brown Advisory primarily selects companies it believes have above average growth prospects. Brown Advisory conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential for long-term earnings growth that is not fully reflected in the security’s price. Brown Advisory employs a bottom-up, fundamental research approach to the identification, examination and selection of securities.

Equity securities include domestic common and preferred stock, convertible debt securities, ADRs, real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The Portfolio may also invest in private placements in these types of securities. The Portfolio invests primarily in ETFs that have an investment objective similar to the Portfolio’s or that otherwise are permitted investments with the Portfolio’s investment policies.

Brown Advisory assesses a company’s environmental, social and governance (“ESG”) profile through conducting research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. Brown Advisory views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Portfolio may invest.

Brown Advisory may sell a security or reduce its position if it believes: (i) the security subsequently fails to meet initial investment criteria; (ii) a more attractively priced security is found; or (iii) the security becomes overvalued relative to the long-term expectation.

3.	Principal Risks. In the “Principal Risks” section of the Summary Prospectus and Prospectus is revised as follows:

a.	The following risks are added:

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Exchange-Traded Fund (“ETF”) Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

Real Estate Investment Trust (“REITs”) Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

b.	The risk entitled “Portfolio Management Risk” is deleted in its entirety and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. A Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio’s benchmark.

4.	Past Performance. In the “Past Performance” section of the Summary Prospectus and Prospectus, the following is added to the end of the second paragraph:

Effective May 1, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

5.	Management. The “Management” section of the Summary Prospectus and Prospectus entitled is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. Segall Bryant & Hamill, LLC and Brown Advisory LLC serve as the Subadvisors. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
Segall Bryant & Hamill, LLC	Brian C. Fitzsimons	Since May 2020
	Mitch S. Begun	Since May 2020
Brown Advisory LLC	Christopher A. Berrier	Since May 2020
	George Sakellaris	Since May 2020

6.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following descriptions of SBH and Brown Advisory are added and the existing description of Eagle is deleted:

Segall Bryant & Hamill, LLC has its principal offices at 540 West Madison Street, Suite 1900, Chicago, IL 60661. As of December 31, 2019, SBH had approximately $20 billion assets under management (including approximately $384 million in assets under advisement).

Brown Advisory LLC has its principal offices at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231 and does business under the name of Brown Advisory. Brown Advisory is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company. Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998. Brown Advisory and its affiliates have provided investment advisory and management services to clients for over 20 years and as of December 31, 2019 had approximately $81.3 billion in assets under management and advisement.

7.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biographies for Mitch S. Begun, Christopher A. Berrier, Brian C. Fitzsimons and George Sakellaris, and delete the biographies for Bert L. Boksen, Eric Mintz and Christopher Sassouni. Any and all references to Messrs. Boksen, Mintz and Sassouni are deleted in their entirety.

Christopher A. Berrier	Mr. Berrier has served as portfolio manager of the MainStay VP Small Cap Growth Portfolio since May 2020. Prior to joining Brown Advisory in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received a B.A. in economics from Princeton University in 2000.

Mitch S. Begun, CFA	Mr. Begun has been a portfolio manager of the MainStay VP Small Cap Growth Portfolio since May 2020. He is a senior portfolio manager and principal at SBH and is an analyst on the Small Cap Growth strategies team. Mr. Begun joined the firm in 2018 as part of SBH’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as a portfolio manager and analyst on the Small Cap Growth team. Prior to joining Denver Investments in 2003, he worked as an equity research associate at Raymond James & Associates. Mr. Begun earned his BSBA from the University of North Carolina at Chapel Hill. He has earned the Chartered Financial Analyst (“CFA”) designation and is a member of CFA Institute and CFA Society Colorado.
Brian C. Fitzsimons, CFA	Mr. Fitzsimons has been a portfolio manager of the MainStay VP Small Cap Growth Portfolio since May 2020. He is the director of Small Cap Growth strategies and a principal at SBH. Mr. Fitzsimons joined the firm in 2018 as part of SBH’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as the director of small cap growth research and a portfolio manager and analyst on the Small Cap Growth team. Prior to joining Denver Investments in 2005, Mr. Fitzsimons was a finance manager at Newmont Capital Ltd. from 2004 to 2005, an equity analyst at A.G. Edwards & Sons, Inc. from 2002 to 2004, and an equity analyst at Berger Funds during 2002. He earned a B.S. from Metropolitan State College of Denver and an MBA from the University of Denver. He has earned the CFA designation and is a member of CFA Institute and CFA Society Colorado.
George Sakellaris, CFA	Mr. Sakellaris has served as portfolio manager of MainStay VP Small Cap Growth Portfolio since May 2020. Prior to joining Brown Advisory in 2014, Mr. Sakellaris started and managed a small-cap growth strategy at Credo Capital Management and served as director of research and an analyst for GARP Research & Securities. He received a M.B.A. from the Robert H. Smith School of Business in 2006 and a B.S. from the University of Maryland in 2000.

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MAINSTAY VP FUNDS TRUST

MainStay VP Eagle Small Cap Growth Portfolio

(the “Portfolio”)

Supplement dated March 19, 2020 (“Supplement”) to the
Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

At meetings held on March 17-18, 2020, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) terminating Eagle Asset Management, Inc. (“Eagle”) as the Portfolio’s subadvisor; (ii) appointing Segall Bryant & Hamill, LLC (“SBH”) and Brown Advisory LLC (“Brown Advisory”) as the Portfolio’s subadvisors, and the related subadvisory agreements; (iii) changing the Portfolio’s name; (iv) modifying the Portfolio’s principal investment strategies, investment process and principal risks and (v) filing of the related information statement.

On or about May 1, 2020, shareholders of the Portfolio will receive an information statement containing further information regarding the subadvisor change.

As a result, effective on or about May 1, 2020, the following changes will be made to the SAI:

1.	The name of the Portfolio is changed to MainStay VP Small Cap Growth Portfolio.

2.	References to Eagle as Subadvisor to the Portfolio are replaced by SBH and Brown Advisory.

3.	The “Subadvisory Agreements” section is revised to delete Eagle’s subadvisory fee and replace it with the following:

Portfolio Name	Annual Rate
MainStay VP Small Cap Growth Portfolio	SBH: 0.45% on assets up to $100 million and 0.35% on assets over $100 million Brown Advisory: 0.45% on assets up to $100 million and 0.40% on assets over $100 million

4.	The “Proxy Voting Policies and Procedures” section is revised to delete Eagle’s proxy voting policies and procedures in their entirety and replace them with the following:

MainStay VP Small Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio’s Subadvisors, SBH and Brown Advisory. A summary of SBH’s and Brown Advisory’s proxy voting policies and procedures is provided below.

SBH

SBH has adopted proxy voting policies and procedures that address recordkeeping and include provisions that address material conflicts of interest that arise in the proxy voting process. SBH relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, SBH reviews ISS’ independence and its Proxy Voting Guidelines. SBH follows ISS’ General Guidelines on most issues for shareholder votes.

The ISS’ Global Voting Principles were launched in 2013 and provide for four key tenets on accountability, stewardship, independence and transparency. These underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.

The principles guiding the policy construction intend to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by aiming to promote long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

These practices seek to respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of SBH’s investment clients, SBH can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or Chief Executive Officer (CEO) of the Adviser. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, the Adviser will exercise its voting authority. However, if the Adviser believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, the Adviser may not exercise its voting authority after considering all relevant factors.

Brown Advisory

The firm receives proxy ballots on behalf of clients and shall vote such proxies consistent with its Proxy Policy, which sets forth the firm’s standard approach to voting on common proxy questions. In general, this Policy is designed to ensure that the firm votes proxies in the best interest of clients, so as to promote the long-term economic value of the underlying securities.

Clients may, at any time, opt to change their proxy voting authorization. Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward any relevant research the firm obtains to the party that will assume proxy voting authority, as identified by the client.

To facilitate the proxy voting process, the firm has engaged ISS, an unbiased, unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to ISS’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record-keeping, auditing, reporting and disclosure regarding votes.

On a regular basis, the firm’s portfolio managers are supplied with a list of upcoming proxies issued for companies that are actively recommended by the firm. Except in situations identified as presenting material conflicts of interest, the portfolio manager who follows an issuer may make the final voting decision based on a variety of considerations, including their review of relevant materials, their knowledge of the company, and ISS recommendations. In circumstances where the firm’s managers do not provide a vote recommendation, proxies will be voted according to ISS recommendations, unless specific guidelines provided to ISS by the firm specify otherwise. Proxies are generally voted in accordance with ISS recommendations for all client types, as described further herein.

In keeping with its fiduciary obligations to clients, the firm considers each proxy voting proposal on its own merits and an independent determination is made based on the relevant facts and circumstances. Proxy proposals include a wide range of matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters. Although ISS guidelines are generally followed, the firm may depart from these guidelines when it deems such departure necessary in the best interest of the client.

5.	The “Portfolio Managers” section is revised as follows:

(a)	the table beginning on page 109 is amended to delete Bert L. Boksen, Eric Mintz and Christopher Sassouni, and to include the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Mitch C Begun [1]	MainStay VP Small Cap Growth Portfolio	1 RIC $75.3 million	0	2 Accounts $9.6 million	0	0	0
Christopher A. Berrier [1]	MainStay VP Small Cap Growth Portfolio	3 RICs $2 billion	1 Account $113 million	969 Accounts $2.1 billion	0	0	0
Brian C. Fitzsimons [1]	MainStay VP Small Cap Growth Portfolio	1 RIC $75.3 million	0	2 Accounts $9.6 million	0	0	0
George Sakellaris [1]	MainStay VP Small Cap Growth Portfolio	3 RICs $2 billion	1 Account $113 million	969 Accounts $2.1 billion	0	0	0
1.	Information is as of December 31, 2019.

(b)	The “Potential Portfolio Manager Conflicts” sub-section is revised to delete Eagle’s Potential Portfolio Manager Conflicts disclosure and replace it with the following:

SBH

SBH has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Brown Advisory

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. Brown Advisory may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. Brown Advisory also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Portfolio may abuse their fiduciary duties to the Portfolio.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Brown Advisory has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, Brown Advisory determines which broker to use to execute each order. However, Brown Advisory may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Portfolio. To deal with these situations, Brown Advisory has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Brown Advisory has an incentive, such as a performance based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(c)	The “Portfolio Manager Compensation Structure” sub-section is revised to delete Eagle’s Portfolio Manager Compensation Structure disclosure and replace it with the following:

SBH

SBH’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation, as well as possible equity ownership in the firm.

Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from the Adviser’s strategies. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from the Chief Executive Officer of the SBH.

SBH believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance.

Portfolio managers may also participate in the SBH’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

Brown Advisory

The Portfolio Managers receive compensation packages that include various components, including a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of Brown Advisory’s business. The portfolio manager’s performance is measured against a relative broad-based market index over a trailing 1, 3, and 5 year time period. In addition to the base salary and variable incentive bonus, the Portfolio Managers receive firm equity units as part of their compensation package.

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